The instructions and rules accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The Depository (see the back page of this document for address and telephone number) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

                              LETTER OF TRANSMITTAL
                  to accompany certificates for Trust Units of
                               ULTIMA ENERGY TRUST
         to be deposited pursuant to the Business Combination involving
                 Ultima Energy Trust and Petrofund Energy Trust




         This Letter of Transmittal, properly completed and duly executed, or a manually executed facsimile hereof, together with all other required documents, must accompany certificates for trust units (the "Ultima Units") of Ultima Energy Trust ("Ultima") deposited in connection with the merger (the "Merger") involving Ultima and Petrofund Energy Trust ("Petrofund") described in the proxy statement and information circular of Ultima dated April 30, 2004 (the "Information Circular") to be considered at a meeting of the holders of Ultima Units (the "Ultima Unitholders") on June 4, 2004 (the "Meeting").

         A Letter of Transmittal together with certificates representing the Ultima Units held by such Ultima Unitholder must be submitted in accordance with the instructions contained herein in order for such Ultima Unitholder to receive trust units of Petrofund (the "Petrofund Units") in connection with the Merger.

         Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Information Circular have the respective meanings set out in the Information Circular.

TO:             ULTIMA ENERGY TRUST
AND TO:         COMPUTERSHARE TRUST COMPANY OF CANADA, as Depository

         The undersigned delivers to you the following certificate(s) representing Ultima Units to be redeemed and exchanged for certificates evidencing one or more Petrofund Units in accordance with the terms of the Merger described in the Information Circular. The following are the details of the enclosed certificate(s) (the "Deposited Units"):

--------------------------------------------------------------------------------
                                                              Number of
    Certificate Number       Name in which Registered       Ultima Units
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   TOTAL
                                                         -----------------------

     (Please print. If insufficient space, attach a list in the above form)

     The undersigned acknowledges receipt of the Information Circular and represents and warrants that:

     (a) the undersigned has full power and authority to deposit the Deposited Units for redemption in accordance with the terms of the Merger;

     (b) when the Deposited Units are accepted for redemption and exchange by Ultima, the Deposited Units will be free from all liens, charges, encumbrances, claims and equities; and

     (c) the certificates described above, together with any certificates submitted with a separate Letter of Transmittal as required by the attached instructions, represents all the Ultima Units owned by the undersigned.

     The undersigned irrevocably constitutes and appoints each officer of Ultima Ventures Corp. ("UltimaCo"), and any other person designated by UltimaCo in writing, the true and lawful agent and attorney of the Deposited Units, in the name of and on behalf of the undersigned, to do such acts or take such actions with respect to the redemption of the Deposited Units as necessary or advisable to give effect to the Merger.

     The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to complete the redemption of the Ultima Units and the exchange of certificate(s) representing Ultima Units for Petrofund Units.

     Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     If the Merger is completed, the deposit of Ultima Units pursuant to this Letter of Transmittal is irrevocable. If the Merger is not completed, the Ultima Unit certificates deposited pursuant to this Letter of Transmittal will be returned to the undersigned or forwarded or held for pick up in accordance with the instructions given herein by the undersigned for delivery of Petrofund Unit certificates.


                                            Dated:
                                                  ------------------------------

Signature guaranteed by (if required under Instruction 4):


--------------------------------------------   ----------------------------------------------------
           Authorized Signature                     Signature of Ultima Unitholder or Authorized
                                                         Representative - see Instruction 3


--------------------------------------------   ----------------------------------------------------
 Name of Guarantor (please print or type)         Name of Ultima Unitholder (please print or type)


--------------------------------------------   ----------------------------------------------------
      Address (please print or type)              Telephone/Facsimile Number of Ultima Unitholder


--------------------------------------------   ----------------------------------------------------
             Address (cont'd)                     Name of Authorized Representative, if applicable
                                                               (please print or type)

         The Depository and Ultima are hereby authorized and directed to cause certificates representing the Petrofund Units, which the registered Ultima Unitholder noted herein is entitled to receive upon redemption of the Deposited Units hereby deposited in accordance with the terms of the Merger, to be registered in the name of the undersigned (unless alternative registration is required in the manner set forth below) which shall be delivered by first class mail to the address specified or held for pick up, if so indicated:

--------------------------------------------------------    -------------------------------------------------------1

                          BOX A                                                        BOX B
                (See Instructions 3 and 4)                                  (See Instructions 3 and 4)

ISSUE PETROFUND UNIT CERTIFICATES IN                        SEND PETROFUND UNIT CERTIFICATES (unless
NAME OF (please print or type):                             Box C is checked) TO:


|_|   Registered holder of Ultima Units or:                 |_|   Same address as Block A or to:


 ------------------------------------------------------      ------------------------------------------------------
                         (Name)                                                      (Name)

 ------------------------------------------------------      ------------------------------------------------------
               (Street Address and Number)                                 (Street Address and Number)

 ------------------------------------------------------      ------------------------------------------------------

 ------------------------------------------------------      ------------------------------------------------------
                   (City and Province)                                         (City and Province)

 ------------------------------------------------------      ------------------------------------------------------
             (Country and Postal (ZIP) Code)                             (Country and Postal (ZIP) Code)

 ------------------------------------------------------
 (Social Insurance Number or Tax Identification Number)
--------------------------------------------------------    -------------------------------------------------------


                                    --------------------------------------------

                                                        BOX C

                                      TO BE CHECKED ONLY IF THE PETROFUND
                                      UNIT CERTIFICATES ARE TO BE HELD FOR
                                      PICK UP RATHER THAN MAILED AT
                                      THE FOLLOWING OFFICE OF THE DEPOSITORY:

                                      |_|   Calgary
                                      |_|   Toronto

                                    --------------------------------------------

                             INSTRUCTIONS AND RULES

1.       Use of Letter of Transmittal

         (a) This Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed as required by the instructions set forth below together with accompanying certificates representing the Deposited Units must be received by the Depository at one of the offices specified on the back page of this document.

         (b) The method used to deliver this Letter of Transmittal and any accompanying certificates representing Deposited Units is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depository at one of its offices as specified. Ultima recommends that the necessary documentation be hand delivered to the Depository, at one of the offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Ultima Unitholders whose Ultima Units are registered in the name of an investment dealer, stockbroker, bank, trust company or other nominee should contact that nominee for assistance in depositing those Ultima Units.

2.       Fractional Petrofund Units

         No fractional Petrofund Units will be issued. In the event that the Exchange Ratio would otherwise result in an Ultima Unitholder being entitled to a fractional Petrofund Unit, an adjustment will be made to the nearest whole number of Petrofund Units and a certificate representing the resulting whole number of Petrofund Units will be issued.

3.       Signatures

         (a) This Letter of Transmittal must be filled in and signed by the holder of Ultima Units described above or by such holder's duly authorized representative (in accordance with Instruction 5).

         (b) If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s):

               (i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

               (ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.       Guarantee of Signatures

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Units, or if Petrofund Unit certificates are to be issued to a person other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Ultima Unitholders maintained by Ultima, such signature must be guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (an "Eligible Institution"). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States. No guarantee is required if the signature is that of an Eligible Institution.

5.       Fiduciaries, Representatives and Authorizations

         Where this Letter of Transmittal is executed by a person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Ultima or the Depository, in their discretion, may require additional evidence of such authority to act or additional documentation in respect thereof.

6.       Miscellaneous

         (a) If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Units, additional certificate numbers and numbers of Deposited Units may be included on a separate signed list affixed to this Letter of Transmittal.

         (b) If Deposited Units are registered in different forms (e.g., "John Doe" and "J. Doe") a separate Letter of Transmittal should be signed for each different registration.

         (c) No alternative, conditional or contingent deposits will be accepted.

         (d) Additional copies of the Information Circular and this Letter of Transmittal may be obtained from the Depository at the address listed on the back page of this document.

         (e) By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned and each of you shall be deemed to have required that any contract evidenced by a transaction as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l' usage d'une lettre d'envoie en langue angliase par le soussigne, le soussigne et les destinataires sont presumes avoir requis que tout contrat atteste par une offre acceptee par cette lettre d'envoi, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

7.       Lost Certificates

         If a unit certificate representing Ultima Units has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss to the Depository. The Depository will respond with the replacement requirements, which must be properly satisfied, completed and submitted in good order to the Depository, for the replacement of lost or destroyed certificates.

8.       Cessation of Rights

         Any certificate representing Ultima Units that is not validly deposited with the Depository within six years of the Closing Date shall cease to represent a claim or interest of any kind or nature as a Petrofund Unitholder, and the Petrofund Units to which the holder of such certificate would have otherwise been entitled shall be deemed to have been surrendered to Petrofund, together with all entitlements to distributions and interest thereon held for such holder.

                        The Depository for the Merger is:

                      Computershare Trust Company of Canada



                                     By Mail

                                  P.O. Box 7021
                             31 Adelaide Street East
                                Toronto, Ontario
                                     M5C 3H2
                          Attention: Corporate Actions


                     By Registered Mail, Hand or by Courier

              In Calgary:                                   In Toronto:

               Suite 600                               100 University Avenue
         530 - 8th Avenue S.W.                               9th Floor
           Calgary, Alberta                               Toronto, Ontario
                T2P 3S8                                       M5J 2Y1
     Attention: Corporate Actions                   Attention: Corporate Actions


                            Toll Free: 1-800-564-6253
                        E-Mail: service@computershare.com


Any questions and requests for assistance may be directed by Ultima Unitholders to the Depository as set out above.